Cash and cash equivalents_Details of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2018 KRW (₩)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 KRW (₩)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 KRW (₩)	Dec. 31, 2015 KRW (₩)
Cash and cash equivalents [Abstract]
Cash	₩ 2,107,861		₩ 2,009,363
Foreign currencies	725,083		617,155
Demand deposits	3,512,216		3,423,355
Fixed deposits	402,734		858,413
Total	₩ 6,747,894	$ 6,063,343	₩ 6,908,286	$ 6,207,463	₩ 7,591,324	₩ 6,644,055